UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2005

GENTIVA HEALTH SERVICES, INC.
(Exact Name Of Registrant As Specified In Charter)

Delaware	1-15669	36-4335801
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3 Huntington Quadrangle, Suite 200S

Melville, New York 11747-4627
(Address of principal executive offices, including zip code)

(631) 501-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 24, 2005, Gentiva Health Services, Inc. issued a press release announcing that its CareCentrix® Ancillary Care Benefit Management unit is currently in talks to amend its national homecare agreement with CIGNA HealthCare as it prepares to transition its role as preferred provider for coordination and delivery of respiratory therapy and certain durable medical equipment (DME) services for CIGNA members as of January 31, 2006. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

The following exhibit is filed with this report.
Exhibit No.	Description
99	Press release dated October 24, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTIVA HEALTH SERVICES, INC.
(Registrant)
Date: October 25, 2005	/s/ John R. Potapchuk
John R. Potapchuk Senior Vice President and Chief Financial Officer